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INFORMATION REQUIRED IN PROXY STATEMENT
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infoUSA Inc.
(Name of Registrant as Specified In Its Charter)

Dolphin Limited Partnership I, L.P.
Dolphin Financial Partners, L.L.C.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

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FOR Immediate Release

Contact: Arthur B. Crozier
Innisfree M&A Incorporated
212-750-5833

DOLPHIN ISSUES 4th REPORT TO ALL infoUSA STOCKHOLDERS

infoUSA YACHT USE VIOLATES COMPANY’S INTERNAL POLICIES

“American Princess” Previously Undisclosed Log Book Revealed

Dolphin Believes Yacht Used for Personal Entertainment at Stockholder Expense

STAMFORD, CONNECTICUT, May 8, 2006 - Dolphin Limited Partnership I, L.P., and Dolphin Financial Partners which together own 2.0 million shares, or 3.6% of infoUSA Inc. (NASDAQ: IUSA), today announced that it has made available to all stockholders the “American Princess” yacht log book. Dolphin said that the log book demonstrates that, in violation of the Company’s own Travel Policy and Guidelines, that none of the entries state what business was conducted, the vast majority of entries do not reveal who the passengers were and a number of entries suggest personal use.

Dolphin obtained the log book through its books and records search and is now making it available on www.iusaccountability.com.

In reviewing yacht charges and usage, Dolphin notes that:

1.	The only document made available supporting its usage was a hand-written Captain’s Log (transcribed for the Web site).
2.	There is no log entry whatsoever supporting business usage.
3.	There are a number of entries that suggest personal usage.
4.	The vast majority of entries do not reveal the number of passengers or their names.
5.	The lack of documentation is in violation of the Company’s own Travel Policy and Guidelines.

Dolphin previously revealed that Dr. Vasant Raval, chairman of the Audit Committee and Company board nominee, in his February 8th memo cited that approximately $280,000 for 2004 alone of the reimbursement to Mr. Vinod Gupta’s Annapurna Corporation for the yacht should be “borne by the CEO.” This memo is also available on www.iusaccountability.com.

Also previously disclosed, Mr. Vinod Gupta said, in his letter to the full board of September 7, 2005 (also available on the website), that:

“infoUSA has always had a boat for the past ten years which has been used for client entertainment. I owned the 80 foot yacht through Annapurna Corporation and infoUSA paid for its use. Since we are eliminating related party transactions, the boat was sold to the bank and the bank is leasing it to
 infoUSA.”

Privately, Mr. Vinod Gupta states that the yacht was paid for by the Company for ten years. However, Dolphin notes again that the first public disclosure of the yacht, was in the Company’s 10-Q for the quarter ended June 30, 2005, filed in August 2005, where it refers to the Company’s assumption of a $2.2 million lease for the yacht.

With the hard evidence of the log book and the Raval memo, it appears to Dolphin that the yacht was used for personal entertainment at the expense of stockholders. Dolphin asks all stockholders to review the log book for themselves.

For 2004 and 2005 alone, yacht charges to the stockholders of infoUSA were over $850,000.

Dolphin said today that this is yet another demonstration of why infoUSA stockholders need to elect the three new highly qualified and independent directors who are committed to setting a straight course for infoUSA, holding top management accountable and maximizing value for all stockholders. These nominees have no ties to Dolphin or to infoUSA or its management.

Materials posted by Dolphin on www.iusaccountability.com.

02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 02

2002
The Ship’s Log

12/13/02: Dock Express landed at Crown Bay St. Thomas, went aboard cleaned water line of Lazzara 80’ + 26’ Cat.

12/14/02: 0800 unloaded off Dock Express, waited 2 hours to get dock assignment. All systems run, but I had to bleed a/c pump.

01/19/03: 0530 LEFT CROWN BAY MARINA, 0800 ALIVE BVI. ANCHORED AT SANDY CAY CLEARD CUSTOMS BY 1030 JOST VAN DYKE. 1400 CANE GARDEN BAY @ ANCHOR.

01/20/03: 0630 FOUND THAT THE CAT TENDER WENT ON A WALKABOUT THAT NIGHT, FOUND DRIFTING IN APPLE BAY BY BUI MARINE PATROL BOAT. LEFT CANE GARDEN BAY AT 1000. DROP SHORE PARTY WITH CAT AT THE BATHS ANCHORED OFF PRICKLY PEAR ISLAND, VIRGIN GORDA SOUND AT 1330 DINNER AT SABA ROCK. CALM NIGHT GOOD WEATHER.

01/21/03: BREAKFAST AT BITTER END Y.C. 1000 SNORKELING AT OIL NUT BAY 1400 LEFT ANCHOR AFTER SORTING OUT TOWLINE 1530 ANCHORED GREAT HARBOR, PETER ISLAND DINNER AT TRADEWINDS P.I.Y.C. CALM NIGHT, GOOD WEATHER.

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 03

01/22/03: LEFT PETER ISLAND AT 0930 ANCHORED IN CANEEL ST JOHN A 1045, CLEARED CUSTOMS AT CRUZ BAY BY 1130 LUNCH AT POLLY’S MEX. REST. LEFT ANCHOR AT 1300. ARIVE CROWN BAY FUEL DOCK 1400, FILLED BOTH TANKS W/ DIESEL

01/31/03: LEFT CROWN BAY MARINA 0600 “NO WIND” ANCHORED IN ELEPHANT BAY “WATER ISLAND” BY 0700.

02/1/03: GUEST ARRIVE AT 1500 LEFT ELEPHANT BAY AT 1630 ARRIVED AT HURRICANE HOLE AT 1830 DINNER AT SKINNY LEGS GOOD LIVE MUSIC - QUIET CALM ALL NIGHT.

PTL 02/02/03: LEFT HURRICANE HOLE AT 0900 ANCHORED IN GREAT BAY JOST VAN DYKE AT 1000 AND CLEARED CUSTOMS BY 1100 (LONG WAIT, LOTS OF BOATS) SNORKELING IN WHITE BAY, LEFT FOR VIRGIN GORDA AT 1500 AND ARRIVED AT 1630 HAVING HAD FLAT SEAS AND PERFECT WEATHER FOR THE RUN. DINNER AT SABA ROCK.

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 04

The Ship’s Log

02/03/03: 0930 SNORKELING ON INSIDE REEF OFF SABA ROCK 1230 WEIGHED ANCHOR, SMOOTH RUN TO NORMANS ISLAND. GREAT SNORKELING AT THE CAVES, DINNER & DANCING AT THE WILLY T’S.

02/09/03: 0900 LEFT NORMAN ISLAND 1000 CANEEL BAY, CLEARED CUSTOMS 1345 ELEPHANT BAY GUEST ASHORE 1830 AT SLIP A3

02/07/03: 1530 LEFT MARINA IN STRONG NE WINDS, ARRIVED VIRGIN GORDA AT 1730 DROPPED ANCHOR OFF BITTER END. 1045 02/08/03 SWIM OFF SOUTH BEACH MOSQUITO ISLAND AND HOP TO NECKER ISLAND, LUNCH AT LEVERICK BAY (SLOW SERVICE) - DINNER AT BITTER END. 1030 02/08/03 LEFT GORDA SOUND 1200 ANCHORED AT NORMAN ISLAND, SNORKELED THE CAVES, LEFT NORMAN ISLAND 1330 AT CROWN BAY FUEL DOCK, CLEARED IMIGRATION BY 1430 PLANE DELAY UNTILL 2030.
FILLED BOTH FUEL TANKS TWO TANK APOX 1683 GALS AFT TANK 474 GALS
PORT ENGINE 334 HRS STBD ENGINE 328
PORT GEN 397 HRS STBD GEN 387 H2O MAKER 24 HRS

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 05

03/08/03: GUEST ARRIVE @ 1420 BEN, NICK & JOHN. LEFT CROWN BAY MARINA 1500 15 KNTS E WIND. ARRIVE GREAT HARBOR JOST VAN DYKE 1630 DINNER AND MUSIC FESTIVAL AT FOXYS. VERY CALM ALL NIGHT. 03/09/03 LEAVE JOST 1030 ARRIVE MAHO BAY, ST JOHN 1145 WIND E-15 GUESTS @ THE WESTIN RESORT FOR THE AFTERNOON - DINNER IN CRUZ BAY AND LATE NIGHT AT THE LOVE SHACK. 03/10/03 STAYED ANCHORED IN MAHO BAY UNTIL 1400 WHILE THE GUEST VISITED AT THE WESTIN RESORT, MOVE UP TO VIRGIN GORDA SOUND AND ANCHORED BY 1530. WINDS E-10-15 DINNER AT SABA ROCK. CALM NIGHT. LEFT VIRGIN 03/11/03 GORDA AT 0630 FOR ST MARTIN. WIND E 15-20, CONFUSED SEAS FOR OVER HALF THE TRIP. SEAS FLATTENED OUT ON APPROCH TO THE ISLAND. AVERAGE SPEED APOX 16 KNTS. TOWING THE CAT TENDER. ARRIVED AND PASSED THROUGH THE SIMPSON BAY BRIDGE AT 1200. BERTH AT A30 SIMPSON BAY MARINA. 03/12/03 GUESTS ENJOYED NIGHTLIFE IN PHILIPSBURG 03/13/03 LEFT DOCK AT 1030 ARRIVED AT ORIENT BEACH AT 1145. ANCHORED OFF, GUEST WALKED BEACH WINDS E-20 KNTS ARRIVED MARIGOT 1400 LUNCH AT DOCKSIDE CAFÉ RETURNED TO SIMPSON BAY MARINA 1630. 03/14/03 LEFT MARINA AT 1500 FOR SUNSET CRUISE ON SOUTH COAST RETURNED TO MARINA AT 1730 03/15/03 STAYED AT MARINA DINNER NIGHT LIFE SIMPSON BAY.

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 06

The Ship’s Log

03/20/03: CHADDA PARTY ARRIVES THE EVENING OF THE 19TH. GUPTA AND KHURANA PARTY ARRIVES @ 1630 SUNSET CRUISE OFF AIRPORT BEACH. WINDS E-15 KNTS EVENING TRIP TO MARIGOT FOR DINNER

3/21/03: 0930 HEAD TO ORIENT BEACH AND ANCHOR OFF BY 11:00 LUNCH @ THE KONTIKI BEACH BAR 1330 HEAD TO TINTAMARRE ISLAND FOR A SWIM. 1430 HEAD TO MARIGOT FOR SHOPPING AND RETURN TO SIMPSON BAY MARINA AT 1800. WINDS LIGHT OUT OF THE W, ENTRE DAY

3/22/03: LEAVE MARINA AT 0830 FOR ST BARTS LIGHT NE WINDS. HALF-WAY TO THE ISLAND WHALES SPOTTED AND STAYED WITH US FOR ½ HOUR A MOTHER AND CALF AND ONE OTHER LARGE WHALE, TWICE SWIMMING UNDER THE BACK OF THE BOAT. ARRIVE ST BARTS AT 1030 AND DOCK STERN TO AT THE TOWN OF GUSTAVIA. AFTER CLEARING IN WE HEAD TO THE BEACHES OF GOUVERNEUR, SALINE & COLOMBIER ANCHOR OFF EACH FOR A SWIM. AT 1300 THE SURGE IS TOO MUCH AT THE CITY DOCK AND WE LEAVE WITH THE ASSISTANCE OF DIVERS TO CLEAR THE ANCHOR AND ANCHOR OFF THE NORTH-WEST SHORE FOR A QUIET NIGHT.

3/23/03: 1100 UP ANCHOR AND HEAD FOR ILE FOURCHUE 1200 ANCHOR IN THE BAY FOR A SWIM AND LUNCH. 1800 ARRIVE BACK AT SIMPSON BAY MARINA IN N-E WINDS 15 KNTS.

3/24/03 TO AIRPORT BEACH FOR A SWIM AND MARIGOT FOR LUNCH. $ RETUR[illegible] ALL GUEST LEAVE BY 1400.

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 07

03/28/03: FRED & SHEILA ARRIVE AT 8:15 PM, HORS D’OEURE’S ON AFT DECK. 03/29/03 10:00 HRS LEAVE FOR MARIGOT FOR SHOPPING AND LUNCH RETURN @ 1500 HRS - SUNSET CRUISE BETWEEN 1600 & 1800 HRS SE WINDS 10-15 KNTS ALL DAY 03/30/03 10:00 HRS CRUISE TO ORIENT BEACH RETURNING TO SIMPSON BAY MARINA AT 1700 HRS LUNCH AT THE KON TIKI WINDS SE 15-20 KNTS. 03/31/03 SNORKEL TRIP OFF GRAND CASE AND RETURN TO MARIGOT FOR LUNCH AND SHOPPING - ARRIVE SIMPSON BAY MARINA @ 1700 HRS. 04/01/03 GUEST TAKE FERRY TO ST BART’S FOR ALL DAY TRIP WINDS S-20 25 KNTS! 04/02/03 GUEST LEAVE 1000 HRS.

04/03/03: RAKESH AND KIRTI ARRIVE AT 8:00 PM DINNER AT MARTY’S
04/04/03: 1100 HRS LEAVE FOR MARIGOT FOR LUNCH AND SHOPPING, RETURN TO MARINA AT 1500 HRS AT 1700 HRS LEAVE FOR SUNSET & AIRPORT CRUISE. WINDS 10-15 ALL DAY. 04/05/04 10:30 HRS LEAVE FOR CRUISE TO MARIGOT WATERFRONT FOR MARKET AND TO ORIENT BEACH. WINDS 20-25 KNTS SE RETURN TO MARINA 1800 HRS. BAD WIND STORM THAT NIGHT 50 KNT WINDS FOR 30 MIN. 04/06/03 RAKESH BIRTHDAY HARBOR CRUISE - WITH A SWIM STOP AT MAHO BAY 1400 - 1600 HRS. 04/07/03 GUESTS LEAVE @ 0900 HRS.

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 08

The Ship’s Log

04/16/03: VIN & LAUREL ARRIVE AT 1500 HRS HORS D’OEURES ABOARD ON AFT DECK - WEATHER - RAINY & CLOUDY 04/17/03 BRUNCH CRUISE TO MARIGOT RETURN TO MARIN AT 1200 HRS. 1730 SWIM CRUISE TO MAHO BAY - STOPPED BY DUTCH COAST GUARD FOR SAFETY INSPECTION. RETURN TO MARINA BY 1900 HRS. 04/18/03 BRUNCH - SHOPPING CRUISE TO MARIGOT - RAINY RETURN BY 1130 HRS - IND DINNER AT GRAND CASE “THE RAINBOW” 04/19/03 GUEST LEAVE FOR DR ON CHARTER FLIGHT.

5/21/03: LEFT ST MARTEN AT 0900 FOR ST JOHN, ARRIVE CANEEL BAY 1430. WIND 5 KTS SW. SEAS CALM FOREWARD FUEL TANK BENDING UNIT GOES OUT AT 1300. BRIDGE VHF GOES OUT AT 1330. CLEARED CUSTOMS AT 1700.

5/23/03: DEPARTED CROWN BAY (ST THOMAS) @10:15 ARRIVED SOUTH CAIOS 1100 WIND 15-20 SEAS 7-9 FUELED AND TOOK ON 1690 GALS APOX 4 GAL PER MILE - APOX 68 GALS PER HR RANGE APOX 500+ MILES. ARRIVED CAICOS MARINA & SHIPYARD AT 1700 HRS. 5/24/03.

5/24/03 WASHED BOAT DOWN AND WAITED FOR VIN & GUEST TO ARRIVE

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 09

5/25/03: WIND 25 KNTS + SE STAYED AT SLIP: PLAYED GOLF.

5/27/03: LEFT CAICOS. SHIPYARD AT 0830 ARRIVED RUM CAY 1730 WINDS SE15 KNOTS SEAS 5’ APOX AVG. SPEED 21 KNOTS DOCKAGE AND DINNER SUMNER PT MARINA

5/28/03: LEFT RUM CAY 0945 ARRIVED GEORGETOWN EXUMA 1345 WIND SE 10 KNTS SEAS CALM LEFT GEORGETOWN 1545 ANCHORED NEAR BLACK POINT. CALM NIGHT.

5/29/03: LEFT DOTHAM CUT 0730 ARRIVE MARSH HARBOR 1500 HRS SEAS 2-4 WIND SW 10-15 KNOTS. FUELED CONCH INN 1327 GALS SPENT THE NIGHT AT FUEL DOCK.

5/30/03: LEFT CONCH INN 0800, ARRIVED BOAT HARBOR 0930 HRS.

7/16/03: Depart Boat Harbor 1230 Anchor in hope town to check bottom. Ran boat out and about. Arrive Boat Harbor 1600

7/28/03: Depart Boat Harbor (Great Abaco) 0630 Wind SW 5-10 kts Flat seas Arrive 1730 Bahia Mar seas calm - good trip - perfect for towing CAT CREW on Board - Capt. Linda Lupi 1st Mate Patrick Lockett, stew - Beverly Lockette

8/18: Depart Bahia Mar Arrive Rollys Marine to be hulled out, Capt. Linda Lupi, Capt. Alan Wooldridge

7/16/03
Capt. Linda Lupi

infoUSA 014842

02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 10

The Ship’s Log

9/2/03: Depart Rolly’s Marina Arrive Bahia Mar

9/22/03: Depart Bahia Mar to fuel + do a sea trial Boat Ran well, came upon plane easily. Sea 2-3ft winds 10-15 Fuel Main tank 695.02 gallons, aft fuel tank 516.25 gallons Total 1210. Port 434 STBD 427

10/6/03: Ran boat for sea trial - Ran well Crew, Linda, Alan, Jen From Bahia Mar Down Intercoastal + back

10/9/03: Sea Check Sea trial Capt Linda, Alan C. Richard from Lazzara - sea check

10/14/03: 11:15 Depart Bahia Mar 14:00 Arrive Miami Beach Marina Capt. Linda, Alan Cull

11/10/03: Depart Miami Beach Marina 1045 Arrive Bahia Mar 1215 Seas 3-4 winds 20-25 kts Crew Capt Linda, Alan Cull, Marcos V. Alan drove CAT Back - rough/to tow behind big boat.

11/19/03: Depart Bahia Mar Marina 0830 Arrive Miami Beach Marina via intercoastal 1330 Delays in Port everglades due to Ship traffic in Port. Crew - Capt Linda Lupi, Alan Cull, Stew Shea

Capt Linda Lupi

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 11

11/22/03: Depart Miami.
Arrive Bahia Mar Ft Lauderdale

12/12/03: Depart Bahia Mar
Arrive Miami Beach Marina

12/13/03: Depart Miami Beach 13:30
Arrive Ocean Reef 15:15

12/14/03: Depart Ocean Reef 1000 (Drop off Vin + guests @ Miami Beach Marina 1200-1230 Depart for Bahia Mar)
Arrive Bahia Mar 1430

12/26/03: Fuel @ Bahia Mar - Took on 935.87 Gallons

01/9/04: Depart Bahia Mar for a cruise 1100
Arrive Miami Beach Marina 1600

1/20/04: Depart Bahia Mar 0900
Arrive Miami Beach Marina 1100

1/23/04: Intercoastal Cruise with infoUSA people - 2 hours 10:30-12:30

1/24/04: Intercoastal Cruise with infoUSA people - 2 hours 10:30-12:30

1/25/04: Depart Miami Beach Marina 1200 (Intercoastal Cruise)
Arrive Turnberry 1430

2/2/04: Depart Turnbarry Isle 0600 CREW - Linda, Mitch, Jen, Glory
Arrive Atlantis/Hurricane hole fuel dock 1545, 167 nm took on 768 gallons of fuel. (9 hours running)

Capt. Linda Lupi

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 12

3/8/04: Depart Atlantis Marina 0945 Linda, Jen, Glory
Arrive Harbour Island 1500 hrs Seas 2-4

3/16/04: Depart Harbour Island 0715 Linda, Chris, Glory
Arrive Treasure Cay 1315 Linda Chris Glory 3-4 Seas

4/6/04: 0700 Depart Treasure Cay 1315 CREW: Linda, Chris, Glory
1715 Arrive Ft Lauderdale - 1-2 ft

5/6/04: 10:30 am Depart Bahia Mar fuel dock took on 1153 gallons
12:15 pm Arrive Miami Beach Marina CREW: Linda Chris Alison

5/8/04: 1030 Depart Miami for Key West Small boat fuel 115.18 gallons
1730 Arrive Key West

5/10/04 0700 Depart Key West
1430 Arrive Ft Lauderdale

[5/28/04 Depart Ft Lauderdale]
[Arrive Miami Beach Marina]
[bracketed language crossed out in the original]

Capt Linda Lupi

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 13

DATE	TIME		CREW
5/28/04	10:00	Depart Ft Lauderdale	Linda, Chris, Sophie
	11:30	Arrive Miami Beach Marina	(Ben Gupta + friend) 2 pax
5/31/04	07:45	Depart Miami Beach Marina
	0925	Arrive Ft Lauderdale
7/25/04	1410	Depart Ft Lauderdale - Bahia Mar	Linda, Catherine
	1545	Arrive Rolly Marine
7/28/04	1740	Depart Rolly Marine
	1900	Arrive Bahia Mar
8/7/04	1100	Depart Ft Lauderdale	Linda, Jen Catherine Vin, Laurel, Ben, Pete + Mary Giraldi
	1430	Arrive Cat Cay	Dick + Karen Krasno
8/8/04	10:10	Depart Cat Cay
	14:00	Arrive Ft Lauderdale
9/1/04	0810	Depart Bahia Mar for Williams Island-for hurricane protection.
	0935	Arrive Williams Island (secure boat for hurricane Francis)
9/7/04	0835	Depart Williams Island
	1005	Arrive Bahia Mar
9/15/04	1400	Fuel at Bahia Mar	878-18 Gals.
9/17/04	0630	Depart Ft Lauderdale to Biscaynne Yacht Club - Easton Group - to O/R
9/17/04	0900	Arrive Biscaynne Yacht Club

Capt Linda Lupi

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 14

The Ship’s Log

DATE	TIME		CREW
9/17/04	1030	Depart Biscaynne Yacht Club	Capt Linda, Catherine, Jennifer
	1230	Arrive Ocean Reef	“ “
9/19/04	1430	Depart Ocean Reef
	1630	Arrive Bicaynne Yacht Club
	1645	Depart Biscaynne
	1915	Arrive Ft Lauderdale
9/28/04	0745	Depart Bahia Mar
[10/1/04] [bracketed language crossed out in the original]	0930	Arrive Miami Beach Marina	“ “
10/1/04	1000	Depart Miami Beach Marina	“ “
	1200	Arrive Bahia Mar	“ “
10/11/04	1000	Depart Bahia Seatrial - Seacheck Lazzara	Capt Lina, Catherine, Marcos
	11:30	Drop Richard back at Bahia Mar
10/11/04	0915	Depart for Williams Island
	1315	Arrive Williams Island
11/8/04	0915	Depart Williams Island
11/8/04	1100	Arrive Bahia Mar
12/6/04	1100	Depart Bahia Mar
	1215	Arrive Rolly Marine to Repair trimtab
	1800	Depart Rolly Marine
12/6/04	1930	Arive Bahia Mar

Capt Linda Lupi

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 15

DATE	TIME		CREW
12/16/04	0800	Depart Bahia Mar (intercoastal all the way)	Capt Linda, Jen, Catherine
12/16/04	1200	Arrive Miami Beach Marina
12/21/04	1245	Depart Miami Beach Marina
12/21/04	1415	Arrive Bahia Mar Ft Lauderdale
1/20/05	0800	Depart Bahia Mar	Capt Linda Catherine Trevor
	0900	Arrive Miami Beach Marina
1/23/05	10:25	Depart Miami Beach Marina
	11:30	Arrive Key Biscayne Yacht Club
	1400	Depart Key Biscayne Yacht Club
	1500	Arrive Miami Beach Marina
	1530	Depart Miami Beach Marina
	1730	Arrive Bahia Mar
2/10/05	0800	Depart Bahia Mar	Capt Linda Catherine Patricia
	0945	Arrive Miami Beach Marina
2/13/05	11:20	Depart M B Marina
	Canceled	[Arrive Key Biscaynne Yacht Club][bracketed language crossed out in the original]
	“	[Depart Key Biscaynne][bracketed language crossed out in the original]
	14:00	Arrive Miami Beach Marina
	15:00	Depart Miami Beach Marina
	1200	Arrive Bahia Mar

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 16

DATE	TIME		CREW
2-23-05	0500	Depart [Key West][bracketed language crossed out in the original] Ft Lauderdale for Key West (seas 1 ft)	Linda, Catherine, Jennifer, Patricia
	1500	Arrive Key West Fuel 778.6 (86 per hour)
	1545	Depart Key West
2-24-05	1600	Arrive Isla Mujeres seas 3-4 Yucatan channel (34 hr. crossing)
3-6-05	10:00	Depart Isla Mujeres
	1330	[Arrive Cozumel][bracketed language crossed out in the original] Arrive back at Isla Mujeres (ride around island)
4-23-05	1000	[Depart][bracketed language crossed out in the original] Isla for a cruise around Cancun + around Isla
	15:00	[Arrive][bracketed language crossed out in the original] Isla Mariva
5-2-05	14:30	Depart Isla Mujeres
5-3-05	15:00	Arrive Key West
5-3-05	17:30	Depart Key West
5-4-05	0230	Arrive Ft Lauderdale
6-13-05	0930	Depart Bahia Mar
	1045	Rollys Marine
7-20-05	13:00	Depart Rolly Marine
7-20-05	16:30	Arrive Palm harbor Marina - for wax job.
7-27-05	10:00	Depart Palm Harbor
7-27-05	14:00	Arrive Bahia Mar
8-17-05	11:30	Depart Bahia Mar
	13:30	Arrive Bahia Mar

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02/28/2006 16:48 9545831985  ROLLY MARINE  PAGE 17

DATE	TIME		CREW
10/12/05	0920	Depart Bahia Mar	Linda Lupi, Lori Solis,
	11:00	Arrive Williams Island Marina	Olga Kuharets
Catherine Albright*
* (Glacier Bay)
10/24/05		Hurricane Wilma
10/28/05	11:00	Towed to Rolly’s Marine	Linda, Lori
Arrive Rolly’s @

infoUSA 014850